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                         VAN KAMPEN CORPORATE BOND FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                      SEPTEMBER 1, 2007 - FEBRUARY 29, 2008

                                                                  AMOUNT OF     % OF
                                       OFFERING       TOTAL        SHARES     OFFERING   % OF FUNDS
 SECURITY   PURCHASE/      SIZE OF     PRICE OF     AMOUNT OF     PURCHASED   PURCHASED     TOTAL                PURCHASED
PURCHASED  TRADE DATE     OFFERING      SHARES       OFFERING      BY FUND     BY FUND     ASSETS      BROKERS     FROM
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     Barclays
                                                                                                     Capital,
   IBM       9/11/07         --         $ 99.65  $3,000,000,000    1,045,000    0.035%      0.12%      BNP        Barclays
 Corpora                                                                                             Paribas,      Capital
  tion                                                                                                 Citi,        Inc.
  Note                                                                                               Goldman,
  5.70%                                                                                               Sachs &
   due                                                                                                 Co.,
 10/1/20                                                                                             JPMorgan,
  2026                                                                                                  UBS
                                                                                                     Investme
                                                                                                     nt Bank,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                     Securiti
                                                                                                        es,
                                                                                                      Lehman
                                                                                                     Brothers,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                      Banc of
                                                                                                      America
                                                                                                     Securiti
                                                                                                      es LLC,
                                                                                                     Mitsubis
                                                                                                      hi UFJ
                                                                                                     Securiti
                                                                                                        es,
                                                                                                       HSBC,
                                                                                                     CastleOak
                                                                                                     Securiti
                                                                                                        es,
                                                                                                       L.P.,
                                                                                                       Loop
                                                                                                      Capital
                                                                                                     Markets,
                                                                                                       LLC,
                                                                                                       M.R.
                                                                                                      Beal &
                                                                                                      Company
                                                                                                        and
                                                                                                      Siebert
                                                                                                      Capital
                                                                                                      Markets

                                                                                                       Citi,
                                                                                                      Credit
  Enel       9/13/07         --         $ 99.79  $1,000,000,000    2,080,000    0.208%      0.25%     Suisse,    Citigroup
 Finance                                                                                             Deutsche
 Interna                                                                                                Bank
 tional                                                                                              Securiti
  S.A.                                                                                                  es,
  Note                                                                                               JPMorgan,
  5.70%                                                                                              Goldman,
   due                                                                                                Sachs &
1/15/2013                                                                                             Co. and
                                                                                                      Morgan
                                                                                                      Stanley

                                                                                                     Goldman,
                                                                                                      Sachs &
 Washing    10/18/07         --         $100.55  $1,000,000,000    3,500,000     0.35%      0.44%      Co.,        Goldman
   ton                                                                                                Credit        Sachs
 Mutual                                                                                               Suisse,
 Preferr                                                                                              Lehman
 ed Fund                                                                                             Brothers
 9.750%                                                                                                 and
   due                                                                                                Morgan
12/31/20                                                                                              Stanley
   49
                                                                                                     Goldman,
                                                                                                      Sachs &
 Anheuse    11/27/07         --         $ 99.59  $  500,000,000   $1,050,000     0.21%      0.13%      Co.,        Goldman
 r-Busch                                                                                              Morgan        Sachs
 compani                                                                                             Stanley,
 es Inc.                                                                                                UBS
  5.5%                                                                                               Investme
   due                                                                                               nt Bank,
 1/15/20                                                                                              Banc of
   18                                                                                                 America
                                                                                                     Securiti
                                                                                                      es LLC,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                       CIT,
                                                                                                      Merrill
                                                                                                      Lynch &
                                                                                                       Co.,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey
                                                                                                      and The
                                                                                                     Williams
                                                                                                      Capital
                                                                                                      Group,
                                                                                                       L.P.

                                                                                                     Barclays
                                                                                                     Capital,
Barclays    11/27/07         --         $ 99.73  $1,250,000,000    1,210,000    0.097%      0.15%      BNP        Barclays
 Bank                                                                                                Paribas,      Capital
  PLC                                                                                                  Citi,
 6.05%                                                                                                Goldman
  due                                                                                                  Sachs
12/4/2017                                                                                            Internat
                                                                                                      ional,
                                                                                                      Merrill
                                                                                                       Lynch
                                                                                                     Internat
                                                                                                      ional,
                                                                                                      Morgan
                                                                                                      Stanley
                                                                                                      and UBS
                                                                                                     Investme
                                                                                                      nt Bank

                                                                                                      Banc of
                                                                                                      America
 Du Pont    11/28/07         --         $ 99.78  $  750,000,000   $1,170,000    0.156%      0.15%    Securiti      Banc of
  E.I.                                                                                                es LLC,      America
   de                                                                                                 Credit
 Nemours                                                                                              Suisse,
   and                                                                                               JPMorgan,
 Company                                                                                             Deutsche
  5.0%                                                                                                 Bank
   due                                                                                               Securiti
1/15/2013                                                                                               es,
                                                                                                     Goldman,
                                                                                                      Sachs &
                                                                                                       Co.,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                     Blaylock
                                                                                                         &
                                                                                                     Company,
                                                                                                       Inc.,
                                                                                                     Mitsubis
                                                                                                      hi UFJ
                                                                                                     Securiti
                                                                                                        es,
                                                                                                      Mizuho
                                                                                                     Securiti
                                                                                                      es USA
                                                                                                       Inc.,
                                                                                                        RBS
                                                                                                     Greenwich
                                                                                                     Capital,
                                                                                                     Santander
                                                                                                     Investme
                                                                                                      nt, UBS
                                                                                                     Investme
                                                                                                      nt Bank
                                                                                                      and The
                                                                                                     Williams
                                                                                                      Capital
                                                                                                      Group,
                                                                                                       L.P.

                                                                                                       Citi,
                                                                                                        UBS
  Encana    11/28/07         --         $ 99.77  $  800,000,000   $2,735,000    0.342%      0.35%    Investme    Citigroup
  Corpora                                                                                            nt Bank,
   tion                                                                                                CIBC
  6.500%                                                                                               World
    due                                                                                              Markets,
 2/1/2038                                                                                               ABN
                                                                                                       AMRO
                                                                                                     Incorpor
                                                                                                       ated,
                                                                                                      Banc of
                                                                                                      America
                                                                                                     Securiti
                                                                                                      es LLC,
                                                                                                        BNP
                                                                                                     PARIBAS,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                     Securiti
                                                                                                        es,
                                                                                                       HSBC,
                                                                                                      Lazard
                                                                                                      Capital
                                                                                                     Markets,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                      Credit
                                                                                                      Suisse,
                                                                                                     Goldman,
                                                                                                      Sachs &
                                                                                                       Co.,
                                                                                                     JPMorgan,
                                                                                                      Lehman
                                                                                                     Brothers
                                                                                                      Merrill
                                                                                                      Lynch &
                                                                                                       Co.,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                       RBC
                                                                                                      Capital
                                                                                                     Markets,
                                                                                                      Scotia
                                                                                                      Capital
                                                                                                        and
                                                                                                     Wachovia
                                                                                                     Securiti
                                                                                                        es

                                                                                                        BNP
                                                                                                     PARIBAS,
 Pacific    11/28/07         --         $ 99.46  $  500,000,000   $2,495,000    0.499%      0.31%    JPMorgan,     BNP
  a Gas                                                                                               Morgan     Paribas
   and                                                                                               Stanley,
Electric                                                                                              Wedbush
 Company                                                                                              Morgan
 5.625%                                                                                              Securiti
   due                                                                                               es Inc.,
11/30/20                                                                                             CastleOak
   17                                                                                                Securiti
                                                                                                     es, L.P.
                                                                                                        and
                                                                                                     Utendahl
                                                                                                      Capital
                                                                                                     Partners,
                                                                                                       L.P.

                                                                                                      Lehman
                                                                                                     Brothers,
 Freddie    11/29/07         --         $ 25.00  $  240,000,000   $   34,700    0.014%      0.11%    Goldman,     Lehman
 Mac PFD                                                                                              Sachs &    Brothers
 8.375%                                                                                                Co.,
                                                                                                       Bear,
                                                                                                      Stearns
                                                                                                       & Co.
                                                                                                       Inc.,
                                                                                                      Banc of
                                                                                                      America
                                                                                                     Securiti
                                                                                                      es LLC,
                                                                                                       Citi,
                                                                                                      Credit
                                                                                                      Suisse,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                     Securiti
                                                                                                        es,
                                                                                                      Morgan
                                                                                                      Stanley
                                                                                                      and UBS
                                                                                                     Investme
                                                                                                      nt Bank

                                                                                                       Citi,
                                                                                                     JPMorgan,
 General    11/29/07         --         $ 99.20  $4,000,000,000   $6,470,000    0.162%      0.80%     Lehman       Lehman
Electric                                                                                             Brothers,    Brothers
 Company                                                                                              Morgan
 5.250%                                                                                              Stanley,
   due                                                                                               CastleOak
12/6/2017                                                                                            Securiti
                                                                                                        es,
                                                                                                       L.P.,
                                                                                                      Robert
                                                                                                        Van
                                                                                                     Securiti
                                                                                                        es,
                                                                                                       Inc.,
                                                                                                     Utendahl
                                                                                                      Capital
                                                                                                     Partners,
                                                                                                       L.P.
                                                                                                      and The
                                                                                                     Williams
                                                                                                      Group,
                                                                                                       L.P.

                                                                                                      Banc of
                                                                                                      America
  United    02/04/08   $3,000,000,000   $ 99.91  $1,100,000,000   $3,100,000   0.0282%      0.37%     Securiti   Citigroup
  Health                                                                                               es LLC,
   Group                                                                                              Citigroup
   Inc.                                                                                                Global
   6.00%                                                                                               Markets
   due                                                                                                  Inc.,
2/15/2018                                                                                               J.P.
                                                                                                       Morgan
                                                                                                      Securiti
                                                                                                      es Inc.,
                                                                                                      Deutsche
                                                                                                        Bank
                                                                                                      Securiti
                                                                                                      es Inc.,
                                                                                                       Morgan
                                                                                                       Stanley
                                                                                                        & Co.
                                                                                                      Incorpor
                                                                                                        ated,
                                                                                                        Bear,
                                                                                                       Stearns
                                                                                                       & Co.,
                                                                                                        Inc.,
                                                                                                      Goldman,
                                                                                                       Sachs &
                                                                                                        Co.,
                                                                                                       Lehman
                                                                                                      Brothers
                                                                                                        Inc.,
                                                                                                        Loop
                                                                                                       Capital
                                                                                                      Markets,
                                                                                                        LLC,
                                                                                                       Merrill
                                                                                                       Lynch,
                                                                                                       Pierce,
                                                                                                        Fenner
                                                                                                       & Smith
                                                                                                      Incorpor
                                                                                                      ated and
                                                                                                         The
                                                                                                      Williams
                                                                                                       Capital
                                                                                                       Group,
                                                                                                        L.P.
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